UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund:  BlackRock Corporate High Yield Fund, Inc. (COY)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
     Officer, BlackRock Corporate High Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 - 05/31/2008

Item 1 -   Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

----------------------------------------------

      BlackRock Corporate High Yield                   BLACKROCK
      Fund, Inc. (COY)

      ANNUAL REPORT  |  MAY 31, 2008

----------------------------------------------

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

================================================================================

Table of Contents

--------------------------------------------------------------------------------
                                                                            Page
--------------------------------------------------------------------------------

A Letter to Shareholders ................................................      3
Annual Report:
Fund Summary ............................................................      4
The Benefits and Risks of Leveraging ....................................      5
Swap Agreements .........................................................      5
Financial Statements:
   Schedule of Investments ..............................................      6
   Statement of Assets and Liabilities ..................................     13
   Statement of Operations ..............................................     13
   Statements of Changes in Net Assets ..................................     14
   Statement of Cash Flows ..............................................     14
Financial Highlights ....................................................     15
Notes to Financial Statements ...........................................     16
Report of Independent Registered Public Accounting Firm .................     21
Important Tax Information (Unaudited) ...................................     21
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ...     22
Automatic Dividend Reinvestment Plan ....................................     26
Officers and Directors ..................................................     27
Additional Information ..................................................     30


2         BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

A Letter to Shareholders

Dear Shareholder

For much of the reporting period, investors grappled with the repercussions of the credit crisis that surfaced last summer, and with the effects of a weakening economy and surging energy and food prices. These factors were offset by the positive impact from robust export activity, strength in the non-financial corporate sector and monetary and fiscal stimuli.

Amid the market turbulence, the Federal Reserve Board (the "Fed") initiated a series of moves to restore liquidity and bolster financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Also of significance were its other policy decisions, which included extending use of the discount window to broker-dealers and investment banks and backstopping the rescue of ill-fated Bear Stearns. Notably, on April 30, the Fed dropped previous references to downside growth risks and added more emphasis on inflationary pressures, indicating the central bankers have likely concluded the current cycle of monetary easing.

Nevertheless, the Fed's response to the financial crisis helped to ease credit turmoil and investor anxiety. Since hitting a low point on March 17, following the collapse of Bear Stearns, stocks appreciated 10% (through May 30). Most international markets, which had outperformed U.S. stocks for some time, saw a reversal in that trend, as the troubled credit situation and downward pressures on growth fanned recession fears.

In fixed income markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad "flight-to-quality" theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to a low of 3.34% in March 2008 before rising to 4.06% by May 31 as investors grew more risk tolerant and shifted out of Treasury issues in favor of stocks and other high-quality fixed income sectors. Tax-exempt issues under-performed throughout most of the reporting period, pressured by problems among municipal bond insurers and the freeze in the market for auction rate securities. However, the final two months saw a firmer tone in the municipal market, as investors took advantage of unusually high yields.

On the whole, results for the major benchmark indexes generally reflected heightened investor risk aversion:

Total Returns as of May 31, 2008                                                      6-month    12-month
----------------------------------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                                          (4.47%)     (6.70%)
----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           (1.87)     (10.53)
----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      (5.21)      (2.53)
----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                     1.49        6.89
----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          1.44        3.87
----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)     1.81       (1.08)
----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

================================================================================

Fund Summary as of May 31, 2008

--------------------------------------------------------------------------------
Investment Objective
--------------------------------------------------------------------------------

      BlackRock Corporate High Yield Fund, Inc. (COY) (the "Fund") seeks to provide shareholders with current income with a secondary objective of providing shareholders with appreciation. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of fixed-income securities that are rated below investment grade by the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.
--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      For the 12 months ended May 31, 2008, the Fund returned (4.81%) based on market price and (5.49%) based on net asset value ("NAV"). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (15.00%) on a NAV basis. All returns reflect reinvestment of dividends. In an adverse high yield market, the Fund was defensively positioned, on average, and maintained less leverage than many of its Lipper peers. A small allocation to bank loans was added during the period and detracted from performance, as bank loans underperformed. The Fund's discount to NAV narrowed to 5.94% by period-end.

            The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
--------------------------------------------------------------------------------
Fund Information
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange ..............................        COY
Initial Offering Date ..........................................   June 25, 1993
Yield on Closing Market Price as of May 31, 2008 ($7.28)(1) ....       10.05%
Current Monthly Distribution per share of Common Stock(2) ......       $0.061
Current Annualized Distribution per share of Common Stock(2) ...       $0.732
Leverage as of May 31, 2008(3) .................................        19%
--------------------------------------------------------------------------------

     (1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

     (2)    The distribution is not constant and is subject to change.

     (3) As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                   5/31/08   5/31/07    Change     High    Low
--------------------------------------------------------------------------------
Market Price ...................    $7.28     $8.47    (14.05%)   $8.64   $6.15
Net Asset Value ................    $7.74     $9.07    (14.66%)   $9.08   $7.25
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

Asset Mix                         5/31/08   5/31/07
----------------------------------------------------
Corporate Bonds ...............      87%       95%
Floating Rate Loan Interests ..      10         2
Common Stocks .................       1         2
Preferred Stocks ..............       1         1
Capital Trusts ................       1        --
----------------------------------------------------

--------------------------------------------------------------------------------
Credit Quality Allocations(4)
--------------------------------------------------------------------------------

Credit Rating                     5/31/08   5/31/07
----------------------------------------------------
A/A ...........................       1%       --
BBB/Baa .......................       3         1%
BB/Ba .........................      25        22
B/B ...........................      50        55
CCC/Caa .......................      14        15
Not Rated .....................       4         3
Other(5) ......................       3         4
----------------------------------------------------

(4) Using the higher of Standard & Poor's or Moody's Investors Service ratings.

(5) Includes investments in common stocks, preferred stocks, warrants, other interests and options.


4         BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

The Benefits and Risks of Leveraging

The Fund utilizes leverage through borrowings or issuance of short-term debt securities. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for Common Stock shareholders including the likelihood of greater NAV and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings may reduce the Common Stock's yield and negatively impact its NAV and market price.

If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Under the Investment Company Act of 1940, the Fund is permitted to borrow through a credit facility or the issuance of short-term debt securities in an amount up to 33 1/3% of its total managed assets. As of May 31, 2008, the Fund had outstanding leverage from credit facility borrowings of 19% of its total managed assets.

--------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008         5

================================================================================

Schedule of Investments May 31, 2008

                                     (Percentages shown are based on Net Assets)

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Aerospace & Defense -- 4.1%
Alliant Techsystems, Inc., 2.75%, 9/15/11 (a)(b)      $  1,817   $    2,293,963
DRS Technologies, Inc., 6.875%, 11/01/13                 1,325        1,354,812
Esterline Technologies Corp., 7.75%, 6/15/13               925          941,187
Hawker Beechcraft Acquisitions Co. LLC, 8.875%,
   4/01/15 (c)                                             395          403,887
L-3 Communications Corp.:
      7.625%, 6/15/12                                    1,350        1,375,312
      5.875%, 1/15/15                                    1,525        1,444,937
      3%, 8/01/35 (a)                                    1,280        1,571,200
      Series B, 6.375%, 10/15/15                         1,275        1,228,781
TransDigm, Inc., 7.75%, 7/15/14                            440          449,900
                                                                 ---------------
                                                                     11,063,979
--------------------------------------------------------------------------------
Airlines -- 0.4%
Continental Airlines, Inc.:
      Series 1997-4-B, 6.90%, 7/02/18                      842          757,927
      Series 1998-1-C, 6.541%, 9/15/09                      18           18,212
      Series 2001-1-C, 7.033%, 12/15/12                    307          281,056
                                                                 ---------------
                                                                      1,057,195
--------------------------------------------------------------------------------
Auto Components -- 1.4%
Allison Transmission (b):
      11%, 11/01/15                                        270          254,475
      11.25%, 11/01/15 (c)                               1,780        1,619,800
The Goodyear Tire & Rubber Co.:
      7.857%, 8/15/11                                      260          266,500
      8.625%, 12/01/11                                     577          608,735
Lear Corp., 8.75%, 12/01/16                              1,215        1,102,613
                                                                 ---------------
                                                                      3,852,123
--------------------------------------------------------------------------------
Automobiles -- 0.4%
Ford Capital BV, 9.50%, 6/01/10                            710          685,150
Ford Motor Co., 8.90%, 1/15/32                             600          450,000
                                                                 ---------------
                                                                      1,135,150
--------------------------------------------------------------------------------
Building Products -- 0.7%
Masonite International Corp., 11%, 4/06/15                 500          335,000
Momentive Performance Materials, Inc.,
   11.50%, 12/01/16                                      1,820        1,542,450
                                                                 ---------------
                                                                      1,877,450
--------------------------------------------------------------------------------
Capital Markets -- 1.1%
E*Trade Financial Corp., 12.50%, 11/30/17 (b)            1,420        1,547,800
Marsico Parent Co., LLC, 10.625%, 1/15/16 (b)(k)         1,004          903,600
Marsico Parent Holdco, LLC, 12.50%, 7/15/16
   (b)(c)(k)                                               358          317,683
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18
   (b)(c)(k)                                               240          208,715
                                                                 ---------------
                                                                      2,977,798
--------------------------------------------------------------------------------
Chemicals -- 2.0%
American Pacific Corp., 9%, 2/01/15                        800          788,000
Hexion U.S. Finance Corp.:
      7.176%, 11/15/14 (d)                                 600          570,000
      9.75%, 11/15/14                                      500          550,000

                                                         Par
Corporate Bonds                                         (000)         Value
--------------------------------------------------------------------------------
Chemicals (concluded)
Innophos, Inc., 8.875%, 8/15/14                       $    740   $      754,800
Key Plastics LLC, 11.75%, 3/15/13 (b)                      425          191,250
MacDermid, Inc., 9.50%, 4/15/17 (b)                      1,595        1,547,150
Nalco Finance Holdings, Inc., 10.041%, 2/01/14 (e)         780          744,900
Terra Capital, Inc. Series B, 7%, 2/01/17                  265          263,344
                                                                 ---------------
                                                                      5,409,444
--------------------------------------------------------------------------------
Commercial Services & Supplies -- 4.6%
Aramark Corp., 8.50%, 2/01/15                              575          588,656
Ashtead Capital, Inc., 9%, 8/15/16 (b)                     195          173,550
Corrections Corp. of America, 7.50%, 5/01/11             2,800        2,821,000
DI Finance Series B, 9.50%, 2/15/13                        269          274,380
PNA Intermediate Holding Corp., 9.676%, 2/15/13
   (c)(d)                                                1,295        1,116,938
Sally Holdings LLC:
      9.25%, 11/15/14                                      200          199,000
      10.50%, 11/15/16                                     693          675,675
US Investigations Services, Inc., 10.50%,
   11/01/15 (b)                                            700          633,500
Waste Services, Inc., 9.50%, 4/15/14                     2,800        2,807,000
West Corp.:
      9.50%, 10/15/14                                      700          654,500
      11%, 10/15/16                                      2,720        2,407,200
                                                                 ---------------
                                                                     12,351,399
--------------------------------------------------------------------------------
Communications Equipment -- 1.0%
Nortel Networks Ltd.:
      6.963%, 7/15/11 (d)                                2,340        2,199,600
      10.75%, 7/15/16 (b)                                  370          365,375
                                                                 ---------------
                                                                      2,564,975
--------------------------------------------------------------------------------
Construction & Engineering -- 0.6%
Dycom Industries, Inc., 8.125%, 10/15/15                 1,650        1,584,000
--------------------------------------------------------------------------------
Construction Materials -- 1.6%
Nortek Holdings, Inc., 10%, 12/01/13 (b)                 3,270        3,249,563
Texas Industries, Inc., 7.25%, 7/15/13                     925          927,313
                                                                 ---------------
                                                                      4,176,876
--------------------------------------------------------------------------------
Containers & Packaging -- 4.2%
Berry Plastics Holding Corp.:
      6.675%, 9/15/14 (d)                                1,780        1,504,100
      8.875%, 9/15/14                                    1,280        1,171,200
Graphic Packaging International Corp.:
      8.50%, 8/15/11                                     1,000        1,010,000
      9.50%, 8/15/13                                       590          594,425
Impress Holdings BV, 5.838%, 9/15/13 (b)(d)                390          335,887
Owens-Brockway Glass Container, Inc., 8.25%,
   5/15/13                                                 925          957,375
Packaging Dynamics Finance Corp., 10%, 5/01/16 (b)       1,255          828,300
Pregis Corp., 12.375%, 10/15/13                          1,130        1,098,925
Rock-Tenn Co., 8.20%, 8/15/11                            1,875        1,950,000
Smurfit-Stone Container Enterprises, Inc., 8%,
   3/15/17                                               2,220        1,914,750
                                                                 ---------------
                                                                     11,364,962
--------------------------------------------------------------------------------

See Notes to Financial Statements.


6         BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

                                     (Percentages shown are based on Net Assets)

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Diversified Consumer Services -- 1.0%
Service Corp. International, 7%, 6/15/17              $  2,800   $    2,716,000
--------------------------------------------------------------------------------
Diversified Financial Services -- 1.5%
Axcan Intermediate Holdings, Inc., 12.75%,
   3/01/16 (b)                                             490          494,900
Ford Motor Credit Co. LLC:
      5.46%, 1/13/12 (d)                                   385          325,321
      7.80%, 6/01/12                                       200          176,947
GMAC LLC:
      7.25%, 3/02/11                                       550          471,094
      6.75%, 12/01/14                                      675          522,598
      8%, 11/01/31                                         985          754,590
Leucadia National Corp., 8.125%, 9/15/15                 1,250        1,279,688
                                                                 ---------------
                                                                      4,025,138
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 2.6%
Qwest Communications International, Inc., 7.50%,
   2/15/14                                               2,240        2,195,200
Qwest Corp.:
      6.05%, 6/15/13 (d)                                 1,350        1,309,500
      7.625%, 6/15/15                                      500          497,500
Windstream Corp., 8.125%, 8/01/13                        2,800        2,863,000
                                                                 ---------------
                                                                      6,865,200
--------------------------------------------------------------------------------
Electric Utilities -- 1.7%
Edison Mission Energy, 7.50%, 6/15/13                    1,775        1,810,500
NSG Holdings LLC, 7.75%, 12/15/25 (b)                      965          952,938
Tenaska Alabama Partners LP, 7%, 6/30/21 (b)             1,831        1,696,803
                                                                 ---------------
                                                                      4,460,241
--------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
Coleman Cable, Inc., 9.875%, 10/01/12                      925          851,000
UCAR Finance, Inc., 10.25%, 2/15/12                        187          194,480
                                                                 ---------------
                                                                      1,045,480
--------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.9%
NXP BV, 5.463%, 10/15/13 (d)                             1,255        1,148,325
Sanmina-SCI Corp.:
      6.75%, 3/01/13                                       160          147,600
      8.125%, 3/01/16                                    1,305        1,226,700
                                                                 ---------------
                                                                      2,522,625
--------------------------------------------------------------------------------
Energy Equipment & Services -- 2.0%
Compagnie Generale de Geophysique-Veritas:
      7.50%, 5/15/15                                       195          197,437
      7.75%, 5/15/17                                       300          306,000
North American Energy Partners, Inc., 8.75%,
   12/01/11                                                680          686,800
Ocean RIG ASA, 6.70%, 4/04/11 (d)                        1,800        1,800,000
SemGroup LP, 8.75%, 11/15/15 (b)                         2,480        2,418,000
                                                                 ---------------
                                                                      5,408,237
--------------------------------------------------------------------------------
Food & Staples Retailing -- 1.5%
AmeriQual Group LLC, 9%, 4/01/12 (b)                       750          480,000
National Beef Packing Co. LLC, 10.50%, 8/01/11           1,850        1,720,500
Rite Aid Corp., 7.50%, 3/01/17                           1,880        1,713,150
                                                                 ---------------
                                                                      3,913,650
--------------------------------------------------------------------------------
Food Products -- 1.1%
Del Monte Corp., 8.625%, 12/15/12                        2,812        2,882,300
--------------------------------------------------------------------------------

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Gas Utilities -- 0.5%
El Paso Performance-Linked Trust, 7.75%,
   7/15/11 (b)                                        $  1,250   $    1,285,850
--------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 2.6%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15            900          816,750
Hologic, Inc., 2%, 12/15/37 (a)(e)                         815          725,350
LVB Acquisition Merger Sub, Inc. (b):
      10.375%, 10/15/17 (c)                                260          276,250
      11.625%, 10/15/17                                    260          275,600
ReAble Therapeutics Finance LLC, 10.875%,
   11/15/14 (b)                                          4,900        4,900,000
                                                                 ---------------
                                                                      6,993,950
--------------------------------------------------------------------------------
Health Care Providers & Services -- 3.9%
Community Health Systems, Inc. Series WI, 8.875%,
   7/15/15                                                 195          201,094
Omnicare, Inc.:
      6.75%, 12/15/13                                      675          632,813
      Series OCR, 3.25%, 12/15/35 (a)                      760          553,850
Tenet Healthcare Corp.:
      6.375%, 12/01/11                                     260          246,350
      6.50%, 6/01/12                                     4,010        3,729,300
US Oncology, Inc., 9%, 8/15/12                           1,580        1,597,775
United Surgical Partners International, Inc.,
   8.875%, 5/01/17                                       1,200        1,176,000
Universal Hospital Services, Inc., 6.303%,
   6/01/15 (d)                                             290          274,775
Vanguard Health Holding Co. II, LLC, 9%, 10/01/14        1,875        1,926,563
                                                                 ---------------
                                                                     10,338,520
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 7.1%
American Real Estate Partners LP, 7.125%, 2/15/13        1,330        1,216,950
Caesars Entertainment, Inc., 7.875%, 3/15/10             1,275        1,208,063
Galaxy Entertainment Finance Co. Ltd. (b):
      9.829%, 12/15/10 (d)                                 225          221,625
      9.875%, 12/15/12                                     500          505,000
Great Canadian Gaming Corp., 7.25%, 2/15/15 (b)          1,860        1,804,200
Greektown Holdings, LLC, 10.75%, 12/01/13
   (b)(f)(g)                                               522          360,180
Harrah's Operating Co., Inc., 10.75%, 2/01/18
   (b)(c)                                                3,050        2,302,330
Inn of the Mountain Gods Resort & Casino, 12%,
   11/15/10                                              1,425        1,239,750
Landry's Restaurants, Inc., 9.50%, 12/15/14                225          221,625
Little Traverse Bay Bands of Odawa Indians,
   10.25%, 2/15/14 (b)                                   1,175        1,098,625
Penn National Gaming, Inc., 6.875%, 12/01/11             1,875        1,837,500
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 (b)           810          668,250
San Pasqual Casino, 8%, 9/15/13 (b)                        925          883,375
Shingle Springs Tribal Gaming Authority, 9.375%,
   6/15/15 (b)                                             300          261,750
Station Casinos, Inc.:
      6.50%, 2/01/14                                       450          283,500
      7.75%, 8/15/16                                     1,525        1,269,563
      6.625%, 3/15/18                                       95           55,575

See Notes to Financial Statements.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008         7

================================================================================

                                     (Percentages shown are based on Net Assets)

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure (concluded)
Travelport LLC, 7.307%, 9/01/14 (d)                   $    345   $      293,250
Tropicana Entertainment LLC Series WI, 9.625%,
   12/15/14 (f)(g)                                         615          344,400
Universal City Florida Holding Co. I, 7.623%,
   5/01/10 (d)                                           1,300        1,277,250
Virgin River Casino Corp., 9%, 1/15/12                     805          551,425
Wynn Las Vegas LLC, 6.625%, 12/01/14                     1,100        1,061,500
                                                                 ---------------
                                                                     18,965,686
--------------------------------------------------------------------------------
Household Durables -- 1.0%
American Greetings Corp., 7.375%, 6/01/16                1,500        1,496,250
Jarden Corp., 7.50%, 5/01/17                               900          803,250
The Yankee Candle Co., Inc., 9.75%, 2/15/17                325          253,500
                                                                 ---------------
                                                                      2,553,000
--------------------------------------------------------------------------------
IT Services -- 1.2%
First Data Corp., 9.875%, 9/24/15 (b)                    1,070          968,350
SunGard Data Systems, Inc., 9.125%, 8/15/13              2,225        2,291,750
                                                                 ---------------
                                                                      3,260,100
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 3.4%
The AES Corp., 8.75%, 5/15/13 (b)                        1,216        1,263,120
Energy Future Holding Corp., 11.25%, 11/01/17
   (b)(c)                                                3,300        3,399,000
NRG Energy, Inc.:
      7.25%, 2/01/14                                     1,525        1,494,500
      7.375%, 2/01/16                                    1,375        1,340,625
Texas Competitive Electric Holdings Co. LLC (b):
      10.25%, 11/01/15                                     705          719,981
      10.50%, 11/01/16 (c)                                 900          913,500
                                                                 ---------------
                                                                      9,130,726
--------------------------------------------------------------------------------
Insurance -- 0.7%
Alliant Holdings I, Inc., 11%, 5/01/15 (b)               1,600        1,384,000
USI Holdings Corp., 6.551%, 11/15/14 (b)(d)                630          507,150
                                                                 ---------------
                                                                      1,891,150
--------------------------------------------------------------------------------
Leisure Equipment & Products -- 0.5%
Quiksilver, Inc., 6.875%, 4/15/15                        1,600        1,312,000
--------------------------------------------------------------------------------
Machinery -- 1.2%
AGY Holding Corp., 11%, 11/15/14 (b)                     1,200        1,104,000
Accuride Corp., 8.50%, 2/01/15                             515          424,875
RBS Global, Inc., 8.875%, 9/01/16                          525          506,625
Terex Corp., 8%, 11/15/17                                1,125        1,150,313
                                                                 ---------------
                                                                      3,185,813
--------------------------------------------------------------------------------
Marine -- 0.2%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14            442          455,260
--------------------------------------------------------------------------------
Media -- 14.7%
Affinion Group, Inc., 11.50%, 10/15/15                   1,255        1,275,394
Allbritton Communications Co., 7.75%, 12/15/12           1,700        1,704,250
American Media Operations, Inc. Series B:
      10.25%, 5/01/09                                      225          189,000
      10.25%, 5/01/09 (b)                                    8            6,872
Barrington Broadcasting Group LLC, 10.50%, 8/15/14       1,090          953,750

                                                         Par
Corporate Bonds                                         (000)         Value
--------------------------------------------------------------------------------
Media (concluded)
CMP Susquehanna Corp., 9.875%, 5/15/14                $  1,875   $    1,321,875
CSC Holdings, Inc. Series B, 7.625%, 4/01/11             2,125        2,125,000
Cablevision Systems Corp. Series B:
      7.133%, 4/01/09 (d)                                  490          492,450
      8%, 4/15/12                                          425          413,312
Cadmus Communications Corp., 8.375%, 6/15/14             1,475        1,253,750
Charter Communications Holdings I, LLC, 11%,
   10/01/15                                              2,830        2,402,288
Charter Communications Holdings II, LLC, 10.25%,
   9/15/10                                               2,960        2,945,200
Dex Media West LLC, 9.875%, 8/15/13                      1,294        1,247,092
DirecTV Holdings LLC, 7.625%, 5/15/16 (b)                2,200        2,191,750
EchoStar DBS Corp., 7.125%, 2/01/16                      1,080        1,031,400
Harland Clarke Holdings Corp.:
      7.426%, 5/15/15 (d)                                  330          248,325
      9.50%, 5/15/15                                       390          319,800
Liberty Media Corp., 0.75%, 3/30/23 (a)                  1,023        1,099,725
Mediacom LLC, 9.50%, 1/15/13                             2,250        2,148,750
Network Communications, Inc., 10.75%, 12/01/13              20           15,300
Nielsen Finance LLC:
      10%, 8/01/14                                       1,750        1,804,688
      10%, 8/01/14 (b)                                   1,760        1,815,000
Paxson Communications Corp., 5.963%, 1/15/12
   (b)(d)                                                2,800        2,338,000
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(b)(d)               786          778,213
R.H. Donnelley Corp.:
      8.875%, 10/15/17 (b)                                 415          278,050
      Series A-2, 6.875%, 1/15/13                        1,105          740,350
      Series A-3, 8.875%, 1/15/16                          655          448,675
Rainbow National Services LLC, 10.375%, 9/01/14
   (b)                                                   1,166        1,247,620
Salem Communications Corp., 7.75%, 12/15/10              2,425        2,270,406
Sirius Satellite Radio, Inc., 9.625%, 8/01/13              450          385,875
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)               3,750        3,412,500
Windstream Regatta Holdings, Inc., 11%, 12/01/17
   (b)                                                     673          450,910
                                                                 ---------------
                                                                     39,355,570
--------------------------------------------------------------------------------
Metals & Mining -- 5.0%
Aleris International, Inc.:
      9%, 12/15/14 (c)                                   1,270        1,038,225
      10%, 12/15/16                                        800          574,000
Blaze Recycling & Metals LLC, 10.875%, 7/15/12 (b)         190          180,500
FMG Finance Pty Ltd. (b):
      10%, 9/01/13                                         500          552,500
      10.625%, 9/01/16                                   1,210        1,403,600
Foundation PA Coal Co., 7.25%, 8/01/14                   1,850        1,896,250
Freeport-McMoRan Copper & Gold, Inc.:
      5.883%, 4/01/15 (d)                                1,815        1,814,819
      8.375%, 4/01/17                                    2,160        2,322,000
Indalex Holding Corp. Series B, 11.50%, 2/01/14            982          535,190
Novelis, Inc., 7.25%, 2/15/15                            1,875        1,762,500
Ryerson, Inc. (b):
      10.248%, 11/01/14 (d)                                380          350,550
      12%, 11/01/15                                        535          518,950
Steel Dynamics, Inc., 7.375%, 11/01/12 (b)                 490          493,675
                                                                 ---------------
                                                                     13,442,759
--------------------------------------------------------------------------------

See Notes to Financial Statements.


8         BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

===============================================================================

                                     (Percentages shown are based on Net Assets)

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Multiline Retail -- 0.5%
Neiman Marcus Group, Inc., 9%, 10/15/15 (c)         $    1,375   $    1,362,047
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 8.8%
Atlas Energy Resources LLC, 10.75%,
   2/01/18 (b)                                           1,190        1,261,400
Berry Petroleum Co., 8.25%, 11/01/16                       470          481,750
Chaparral Energy, Inc., 8.50%, 12/01/15                    580          513,300
Chesapeake Energy Corp., 7.25%, 12/15/18                 2,400        2,382,000
Compton Petroleum Finance Corp.,
   7.625%, 12/01/13                                      1,505        1,473,019
Connacher Oil and Gas Ltd., 10.25%,
   12/15/15 (b)                                          1,245        1,313,475
Copano Energy LLC, 8.125%, 3/01/16                         650          667,875
Corral Finans AB, 4.213%, 4/15/10 (b)(c)                 2,435        2,201,006
EXCO Resources, Inc., 7.25%, 1/15/11                     2,600        2,551,250
Encore Acquisition Co., 6.25%, 4/15/14                   1,850        1,785,250
Forest Oil Corp.:
      7.25%, 6/15/19                                     1,140        1,120,050
      7.25%, 6/15/19 (b)                                   995          977,587
OPTI Canada, Inc., 8.25%, 12/15/14                       1,600        1,648,000
Petrohawk Energy Corp., 7.875%, 6/01/15 (b)                625          624,219
Sabine Pass LNG LP, 7.50%, 11/30/16                        350          319,813
SandRidge Energy, Inc. (b):
      8.625%, 4/01/15 (c)                                1,000        1,027,500
      8%, 6/01/18                                          935          946,688
Teekay Shipping Corp., 8.875%, 7/15/11                   2,175        2,324,531
                                                                 ---------------
                                                                     23,618,713
--------------------------------------------------------------------------------
Paper & Forest Products -- 4.6%
Abitibi-Consolidated, Inc.:
      6.30%, 6/15/11 (d)                                 1,875          843,750
      8.85%, 8/01/30                                       175           68,250
Ainsworth Lumber Co. Ltd., 6.446%,
   10/01/10 (d)                                            665          319,200
Bowater Canada Finance Corp.,
   7.95%, 11/15/11                                         785          549,500
Bowater, Inc., 5.80%, 3/15/10 (d)                        2,625        2,073,750
Domtar Corp., 7.125%, 8/15/15                            2,575        2,459,125
NewPage Corp.:
      10%, 5/01/12 (b)                                   2,020        2,151,300
      12%, 5/01/13                                       1,105        1,168,538
Norske Skog Canada Ltd. Series D,
   8.625%, 6/15/11                                         825          713,625
Verso Paper Holdings LLC Series B:
      6.623%, 8/01/14 (d)                                  260          241,800
      9.125%, 8/01/14                                    1,695        1,741,613
                                                                 ---------------
                                                                     12,330,451
--------------------------------------------------------------------------------
Personal Products -- 0.5%
Chattem, Inc., 7%, 3/01/14                               1,375        1,368,125
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.1%
Angiotech Pharmaceuticals, Inc., 6.432%,
   12/01/13 (d)                                          1,310        1,133,150
Elan Finance Plc, 6.676%, 11/15/11 (d)                   1,875        1,762,500
                                                                 ---------------
                                                                      2,895,650
--------------------------------------------------------------------------------

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.4%
FelCor Lodging LP, 8.50%, 6/01/11                   $    1,075   $    1,093,812
--------------------------------------------------------------------------------
Real Estate Management &
Development -- 2.0%
Forest City Enterprises, Inc., 7.625%, 6/01/15           2,825        2,634,312
Realogy Corp.:
      10.50%, 4/15/14                                    1,200          900,000
      11%, 4/15/14 (c)                                   1,505          978,250
      12.375%, 4/15/15                                   1,490          812,050
                                                                 ---------------
                                                                      5,324,612
--------------------------------------------------------------------------------
Road & Rail -- 1.0%
Avis Budget Car Rental LLC:
      5.176%, 5/15/14 (d)                                2,600        2,229,500
      7.625%, 5/15/14                                      575          517,500
                                                                 ---------------
                                                                      2,747,000
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.1%
Amkor Technology, Inc.:
      7.75%, 5/15/13                                       260          249,600
      9.25%, 6/01/16                                       760          754,300
Freescale Semiconductor, Inc.:
      6.675%, 12/15/14 (c)                                 770          660,275
      8.875%, 12/15/14                                     560          495,600
Spansion, Inc., 5.807%, 6/01/13 (b)(d)                   1,135          828,550
                                                                 ---------------
                                                                      2,988,325
--------------------------------------------------------------------------------
Software -- 0.1%
BMS Holdings, Inc., 9.954%, 2/15/12 (b)(c)(d)              632          379,078
--------------------------------------------------------------------------------
Specialty Retail -- 3.6%
Asbury Automotive Group, Inc.,
   7.625%, 3/15/17                                         330          277,200
AutoNation, Inc.:
      4.713%, 4/15/13 (d)                                2,675        2,364,031
      7%, 4/15/14                                          725          686,031
General Nutrition Centers, Inc.:
      7.199%, 3/15/14 (c)(d)                             1,640        1,418,391
      10.75%, 3/15/15                                    1,330        1,190,350
Group 1 Automotive, Inc., 2.25%, 6/15/36 (a)(e)            840          558,600
Michaels Stores, Inc.:
      10%, 11/01/14                                      1,410        1,304,250
      11.375%, 11/01/16                                    890          765,400
United Auto Group, Inc., 7.75%, 12/15/16                 1,030          957,900
                                                                 ---------------
                                                                      9,522,153
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.7%
Levi Strauss & Co., 8.875%, 4/01/16                      1,875        1,898,438
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance -- 0.1%
Residential Capital Corp., 7.625%, 11/21/08                260          239,200
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 5.6%
Centennial Cellular Operating Co. LLC,
   10.125%, 6/15/13                                      1,525        1,586,000
Centennial Communications Corp., 8.448%,
   1/01/13 (d)                                           1,280        1,219,200
Cricket Communications, Inc., 10.875%,
   11/01/14 (b)(e)                                       1,285        1,240,025
Digicel Group Ltd. (b):
      8.875%, 1/15/15                                    1,085          995,487
      9.125%, 1/15/15 (c)                                1,911        1,603,348

See Notes to Financial Statements.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008         9

================================================================================

                                     (Percentages shown are based on Net Assets)

                                                        Par
Corporate Bonds                                        (000)         Value
--------------------------------------------------------------------------------
Wireless Telecommunication
Services (concluded)
FiberTower Corp., 9%, 11/15/12 (a)                  $      600   $      459,000
iPCS, Inc., 4.998%, 5/01/13 (d)                            580          498,800
MetroPCS Wireless, Inc., 9.25%, 11/01/14                 2,380        2,287,775
Nordic Telephone Co. Holdings ApS, 8.875%,
   5/01/16 (b)                                           2,250        2,216,250
Orascom Telecom Finance SCA, 7.875%,
   2/08/14 (b)                                             265          253,738
Rural Cellular Corp., 8.25%, 3/15/12                       850          879,750
Sprint Capital Corp., 7.625%, 1/30/11                    1,730        1,673,774
                                                                 ---------------
                                                                     14,913,147
--------------------------------------------------------------------------------
Total Corporate Bonds -- 106.9%                                     286,105,357
================================================================================

================================================================================
Floating Rate Loan Interests
--------------------------------------------------------------------------------
Auto Components -- 0.1%
Allison Transmission Term Loan B,
   5.34% - 5.74%, 8/07/14                                  249          228,371
--------------------------------------------------------------------------------
Building Products -- 0.8%
Building Material Corp. of America First Lien Term
   Loan, 5.688%, 2/22/14                                   500          446,875
Masonite International:
      Term Loan, 4.63% - 5.046%, 4/06/13                   923          874,508
      Term Loan B, 4.63% - 5.046%, 4/06/13                 927          878,096
                                                                 ---------------
                                                                      2,199,479
--------------------------------------------------------------------------------
Capital Markets -- 0.2%
Marsico Parent Company, LLC Term Loan B,
   5.625% - 7.25%, 11/14/14                                499          443,888
--------------------------------------------------------------------------------
Chemicals -- 1.5%
PQ Corp.:
      First Lien Term Loan, 8.203%, 5/29/15                750          703,125
      Second Lien Term Loan, 12.442%, 5/29/16            3,250        2,860,000
Wellman, Inc. Second Lien Term Loan, 9.989%,
   2/10/10 (f)(g)                                        2,650          609,500
                                                                 ---------------
                                                                      4,172,625
--------------------------------------------------------------------------------
Communications Equipment -- 0.6%
Alltel Corp. Term Loan B1, 5.248%, 5/16/15               1,750        1,616,563
--------------------------------------------------------------------------------
Containers & Packaging -- 0.2%
Berry Plastics Corp. Term Loan Assignment,
   9.728%, 6/15/14                                         858          601,222
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.9%
Wind Telecomunicazione SpA Second Lien Term
   Loan, 10.92%, 12/17/14                           EUR  1,500        2,344,220
--------------------------------------------------------------------------------
Health Care Providers & Services -- 0.5%
Rotech Healthcare, Inc. Term Loan Assignment,
   8.899%, 9/26/11                                  $    1,512        1,315,681
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.7%
Travelport, LLC PIK Term Loan Assignment,
   9.913%, 3/22/12 (c)                                   2,554        1,992,286
--------------------------------------------------------------------------------

                                                        Par
Floating Rate Loan Interests                           (000)         Value
--------------------------------------------------------------------------------
Household Products -- 0.2%
Spectrum Brands, Inc.:
      Letter of Credit Assignment, 2.678%, 4/15/13  $       23   $       22,210
      Dollar Term B Loan Assignment,
         6.59% - 6.734%, 4/15/13                           464          440,948
                                                                 ---------------
                                                                        463,158
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 1.5%
TXU Corp.:
      Term Loan B-1, 6.234% - 6.49%, 10/10/14              210          196,875
      Term Loan B-2, 6.121% - 6.478%, 10/10/14             498          468,159
      Term Loan B-3, 6.234% - 6.478%, 10/10/14           3,483        3,272,679
                                                                 ---------------
                                                                      3,937,713
--------------------------------------------------------------------------------
Machinery -- 0.1%
Rexnord Holdings Inc. -- Loan Assignment,
   10.058%, 3/02/13                                        374          293,349
--------------------------------------------------------------------------------
Media -- 3.8%
Affinion Group, Inc. Term Loan, 9.267%, 3/01/12            400          334,000
Catalina Marketing Corporation -- Senior
   Unsecured Interim Loan -- Participation,
   6.938%, 10/01/15                                      2,500        2,250,000
HMH Publishing Company Ltd.:
      Tranche A Term Loan, 6.901%, 11/14/14              2,417        2,211,250
      Mezzanine -- Assignment, 12.401%, 11/14/14         5,563        4,616,927
New Vision Television First Lien Term Loan,
   9.19%, 10/26/14                                       1,000          790,000
                                                                 ---------------
                                                                     10,202,177
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.6%
NewPage Corp. Term Loan B, 6.313%, 12/07/14                499          496,817
Verso Paper Finance Holdings LLC Term Loan
   Assignment, 9.078%, 2/01/13                           1,076        1,012,794
                                                                 ---------------
                                                                      1,509,611
--------------------------------------------------------------------------------
Total Floating Rate Loan Interests -- 11.7%                          31,320,343
================================================================================

================================================================================
Common Stocks                                         Shares
--------------------------------------------------------------------------------
Capital Markets -- 0.1%
E*Trade Financial Corp. (g)                             68,734          281,809
--------------------------------------------------------------------------------
Communications Equipment -- 0.6%
Loral Space & Communications Ltd. (g)                   77,483        1,502,395
--------------------------------------------------------------------------------
Containers & Packaging -- 0.0%
Smurfit Kappa Plc (g)                                    3,634           37,031
--------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
Medis Technologies Ltd. (g)                             67,974          420,759
--------------------------------------------------------------------------------
Multi-Utilities -- 0.7%
CenterPoint Energy, Inc.                               111,819        1,894,214
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.1%
Western Forest Products, Inc. (g)                      189,496          228,860
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.3%
Cypress Semiconductor Corp. (g)                         29,541          823,603
--------------------------------------------------------------------------------
Total Common Stocks -- 1.9%                                           5,188,671
================================================================================

See Notes to Financial Statements.


10        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

                                     (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------
Preferred Securities
--------------------------------------------------------------------------------

                                                        Par
Capital Trusts                                         (000)         Value
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.8%
Citigroup, Inc., 8.40% (d)(h)                       $    2,000   $    1,982,580
--------------------------------------------------------------------------------
Total Capital Trusts -- 0.8%                                          1,982,580
================================================================================

================================================================================
Preferred Stocks                                      Shares
--------------------------------------------------------------------------------
Capital Markets -- 0.0%
Marsico Parent Superholdco, LLC, 16.75% (b)(k)              67           58,960
--------------------------------------------------------------------------------
Insurance -- 0.3%
American International Group, Inc., 8.50% (a)           10,000          739,900
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.9%
EXCO Resources, Inc., 7% (a)                                40          480,000
EXCO Resources, Inc., 11%                                  163        1,956,000
                                                                 ---------------
                                                                      2,436,000
--------------------------------------------------------------------------------
Total Preferred Stocks -- 1.2%                                        3,234,860
================================================================================
Total Preferred Securities -- 2.0%                                    5,217,440
================================================================================

================================================================================
Warrants (i)
--------------------------------------------------------------------------------
Health Care Providers & Services -- 0.0%
HealthSouth Corp. (expires 1/16/14)                     29,930            7,483
--------------------------------------------------------------------------------

Warrants (i)                                          Shares         Value
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.2%
American Tower Corp. (expires 8/01/08)                     800   $      514,700
--------------------------------------------------------------------------------
Total Warrants -- 0.2%                                                  522,183
================================================================================

================================================================================
                                                    Beneficial
                                                      Interest
Other Interests (j)                                      (000)
--------------------------------------------------------------------------------
Media -- 0.0%
Adelphia Escrow (l)                                 $      700               70
Adelphia Recovery Trust (l)                                878            3,512
--------------------------------------------------------------------------------
Total Other Interests -- 0.0%                                             3,582
================================================================================
Total Long-Term Investments
(Cost -- $352,720,494) -- 122.7%                                    328,357,576
================================================================================

================================================================================
Options Purchased                                    Contracts
--------------------------------------------------------------------------------
Call Options Purchased
Marsico Parent Superholdco, LLC, expiring
   December 2019 at $942.86                                 17           29,325
--------------------------------------------------------------------------------
Total Options Purchased
(Cost -- $16,622) -- 0.0%                                                29,325
================================================================================
Total Investments (Cost -- $352,737,116*) -- 122.7%                 328,386,901
Liabilities in Excess of Other Assets -- (22.7%)                    (60,688,671)
                                                                 ---------------
Net Assets -- 100.0%                                             $  267,698,230
                                                                 ===============

See Notes to Financial Statements.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        11

================================================================================

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $  353,200,506
                                                                 ===============
      Gross unrealized appreciation ..........................   $    5,428,462
      Gross unrealized depreciation ..........................      (30,242,067)
                                                                 ---------------
      Net unrealized depreciation ............................   $  (24,813,605)
                                                                 ===============

(a)   Convertible security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(d)   Variable rate security. Rate shown is as of report date.

(e) Represents a step bond. Rate shown reflects the effective yield at the time of purchase.

(f)   Issuer filed for bankruptcy or is in default of interest payments.

(g)   Non-income producing security.

(h)   Security is perpetual in nature and has no stated maturity date.

(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) "Other interests" represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)   Security is illiquid.

(l)   Security is fair valued.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                               Net
                                                            Activity   Interest
      Affiliate                                               (000)     Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
         Cash Sweep Series                                  $ (1,429)  $150,123
      --------------------------------------------------------------------------

o     Forward foreign currency contracts as of May 31, 2008 were as follows:

      --------------------------------------------------------------------------
      Currency                  Currency           Settlement       Unrealized
      Purchased                   Sold                Date         Appreciation
      --------------------------------------------------------------------------
      $2,317,718             EUR    1,474,000        7/23/08      $      30,651
      --------------------------------------------------------------------------

o     Swaps outstanding as of May 31,2008 were as follows:

--------------------------------------------------------------------------------
                                                       Notional
                                                        Amount      Unrealized
                                                        (000)      Depreciation
--------------------------------------------------------------------------------
Sold credit default protection on Ford Motor
   Co. and receive 3.80%

Broker, JPMorgan Chase
   Expires March 2010                                $      3,000  $   (288,513)

Sold credit default protection on Ford Motor
   Co. and receive 3.80%

Broker, UBS Warburg
   Expires March 2010                                $        930       (89,439)

Sold credit default protection on Ford Motor
   Co. and receive 5.00%

Broker, Goldman Sachs & Co.
   Expires June 2010                                 $      3,750      (336,596)
--------------------------------------------------------------------------------
Total                                                              $   (714,548)
                                                                  ==============

o     Currency Abbreviation:

      EUR   Euro

See Notes to Financial Statements.


12        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Statement of Assets and Liabilities

May 31, 2008

--------------------------------------------------------------------------------
      Assets
--------------------------------------------------------------------------------
Investments, at value -- unaffiliated (cost -- $352,737,116) ..   $ 328,386,901
Cash ..........................................................       2,548,353
Foreign currency, at value (cost -- $2,478,379) ...............       2,482,312
Interest receivable ...........................................       6,892,554
Investments sold receivable ...................................       1,716,777
Swaps receivable ..............................................          65,497
Unrealized appreciation on forward foreign currency
   contracts ..................................................          30,651
Prepaid expenses ..............................................          21,845
Principal paydowns receivable .................................           1,763
Dividends receivable ..........................................             181
Other assets ..................................................          23,134
                                                                  --------------
Total assets ..................................................     342,169,968
                                                                  --------------

--------------------------------------------------------------------------------
      Liabilities
--------------------------------------------------------------------------------
Loan payable ..................................................      64,700,000
Investments purchased payable .................................       8,665,566
Unrealized depreciation on swaps ..............................         714,548
Investment advisory fees payable ..............................         142,791
Income dividends payable ......................................         134,076
Interest payable ..............................................          47,714
Other affiliates payable ......................................           1,875
Officer's and Directors' fees payable .........................             405
Other accrued expenses payable ................................          64,763
                                                                  --------------
Total liabilities .............................................      74,471,738
                                                                  --------------

--------------------------------------------------------------------------------
      Net Assets
--------------------------------------------------------------------------------
Net assets ....................................................   $ 267,698,230
                                                                  ==============

================================================================================
      Net Assets Consist of
--------------------------------------------------------------------------------
Par value $0.10 per share (34,580,960 shares issued
   and outstanding) ...........................................   $   3,458,096
Paid-in capital in excess of par ..............................     436,386,510
Undistributed net investment income ...........................       5,504,375
Accumulated net realized loss .................................    (152,568,116)
Net unrealized appreciation/depreciation ......................     (25,082,635)
                                                                  --------------
Net Assets, $7.74 net asset value per share ...................   $ 267,698,230
                                                                  ==============

Statement of Operations

Year Ended May 31, 2008

--------------------------------------------------------------------------------
      Investment Income
--------------------------------------------------------------------------------
Interest (including $150,123 from affiliates) .................   $  32,077,671
Dividends .....................................................         277,481
Other .........................................................          27,605
Facility and other fees .......................................          27,388
                                                                  --------------
Total income ..................................................      32,410,145
                                                                  --------------

--------------------------------------------------------------------------------
      Expenses
--------------------------------------------------------------------------------
Investment advisory ...........................................       1,817,498
Borrowing costs ...............................................         161,538
Professional ..................................................         133,387
Accounting services ...........................................          95,686
Printing ......................................................          48,753
Custodian .....................................................          34,238
Transfer agent ................................................          24,168
Officer and Directors .........................................          22,505
Registration ..................................................          11,392
Miscellaneous .................................................          22,133
                                                                  --------------
Total expenses excluding interest expense .....................       2,371,298
Interest expense ..............................................       4,211,936
                                                                  --------------
Total expenses ................................................       6,583,234
Less fees paid indirectly .....................................         (15,174)
                                                                  --------------
Total expenses after fees paid indirectly .....................       6,568,060
                                                                  --------------
Net investment income .........................................      25,842,085
                                                                  --------------

--------------------------------------------------------------------------------
      Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) from:
   Investments ................................................      (9,483,558)
   Swaps ......................................................         354,630
   Foreign currency ...........................................            (978)
                                                                  --------------
                                                                     (9,129,906)
                                                                  --------------
Net change in unrealized appreciation/depreciation on:
   Investments ................................................     (35,752,973)
   Swaps ......................................................        (929,630)
   Foreign currency ...........................................         (39,462)
                                                                  --------------
                                                                    (36,722,065)
                                                                  --------------
Total realized and unrealized loss ............................     (45,851,971)
                                                                  --------------
Net Decrease in Net Assets Resulting from Operations ..........   $ (20,009,886)
                                                                  ==============

See Notes to Financial Statements.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        13

================================================================================

Statements of Changes in Net Assets

                                                                                                        Year Ended May 31,
                                                                                                  ------------------------------
Increase (Decrease) in Net Assets:                                                                    2008            2007
--------------------------------------------------------------------------------------------------------------------------------
      Operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income .........................................................................   $  25,842,085   $  25,185,992
Net realized gain (loss) ......................................................................      (9,129,906)      4,210,914
Net change in unrealized appreciation/depreciation ............................................     (36,722,065)     12,903,751
                                                                                                  ------------------------------
Net increase (decrease) in net assets resulting from operations ...............................     (20,009,886)     42,300,657
                                                                                                  ------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      Dividends to Shareholders From
--------------------------------------------------------------------------------------------------------------------------------
Net investment income .........................................................................     (26,113,293)    (23,238,405)
                                                                                                  ------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .......................................................     (46,123,179)     19,062,252
Beginning of year .............................................................................     313,821,409     294,759,157
                                                                                                  ------------------------------
End of year ...................................................................................   $ 267,698,230   $ 313,821,409
                                                                                                  ==============================
End of year undistributed net investment income ...............................................   $   5,504,375   $   5,713,430
                                                                                                  ==============================

================================================================================================================================

Statement of Cash Flows

Year Ended May 31, 2008

--------------------------------------------------------------------------------------------------------------------------------
      Cash Provided by Operating Activities
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations ..........................................................   $ (20,009,886)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Decrease in receivables .................................................................................       2,034,283
      Increase in prepaid expenses and other assets ...........................................................         (42,467)
      Decrease in other liabilities ...........................................................................        (222,259)
      Net realized and unrealized loss ........................................................................      46,668,807
      Amortization of premium and discount on investments .....................................................        (156,871)
      Paid-in-kind income .....................................................................................        (526,454)
      Unrealized loss on foreign currency .....................................................................         (39,462)
Proceeds from sales and paydowns of long-term securities ......................................................     190,268,817
Purchases of long-term securities .............................................................................    (132,716,283)
Net proceeds from sales of short-term investments .............................................................       6,428,611
                                                                                                                  --------------
Net cash provided by operating activities .....................................................................      91,686,836
                                                                                                                  --------------

--------------------------------------------------------------------------------------------------------------------------------
      Cash Used for Financing Activities
--------------------------------------------------------------------------------------------------------------------------------
Cash receipts from loan .......................................................................................      74,500,000
Cash payments on loan .........................................................................................    (136,000,000)
Cash dividends paid ...........................................................................................     (26,103,776)
                                                                                                                  --------------
Net cash used for financing activities ........................................................................     (87,603,776)
                                                                                                                  --------------

--------------------------------------------------------------------------------------------------------------------------------
      Cash Impact from Foreign Currency Fluctuations
--------------------------------------------------------------------------------------------------------------------------------
Cash impact from foreign currency fluctuations ................................................................         (17,657)
                                                                                                                  --------------

--------------------------------------------------------------------------------------------------------------------------------
      Cash
--------------------------------------------------------------------------------------------------------------------------------
Net increase in cash ..........................................................................................       4,065,403
Cash at beginning of year .....................................................................................         965,262
                                                                                                                  --------------
Net cash and foreign currency at end of year ..................................................................   $   5,030,665
                                                                                                                  ==============

--------------------------------------------------------------------------------------------------------------------------------
      Cash Flow Information
--------------------------------------------------------------------------------------------------------------------------------
Cash paid during the year for interest ........................................................................   $   4,295,816
                                                                                                                  ==============

See Notes to Financial Statements.


14        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Financial Highlights

                                                                                               Year Ended May 31,
                                                                             -------------------------------------------------------
                                                                               2008        2007       2006        2005       2004
------------------------------------------------------------------------------------------------------------------------------------
      Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......................................   $   9.07    $   8.52   $   8.53    $   8.48   $   8.01
                                                                             -------------------------------------------------------
Net investment income(1) .................................................       0.75        0.73       0.74        0.87       0.91
Net realized and unrealized gain (loss) ..................................      (1.32)       0.49       0.02        0.07       0.56
                                                                             -------------------------------------------------------
Net increase (decrease) from investment operations .......................      (0.57)       1.22       0.76        0.94       1.47
                                                                             -------------------------------------------------------
Dividends from net investment income .....................................      (0.76)      (0.67)     (0.77)      (0.89)     (1.00)
                                                                             -------------------------------------------------------
Net asset value, end of year .............................................   $   7.74    $   9.07   $   8.52    $   8.53   $   8.48
                                                                             =======================================================
Market price, end of year ................................................   $   7.28    $   8.47   $   7.42    $   8.46   $   8.23
                                                                             =======================================================

------------------------------------------------------------------------------------------------------------------------------------
      Total Investment Return(2)
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................................................      (5.49%)     15.60%      9.75%      11.31%     18.65%
                                                                             =======================================================
Based on market price ....................................................      (4.81%)     23.96%     (3.63%)     13.75%      6.75%
                                                                             =======================================================

------------------------------------------------------------------------------------------------------------------------------------
      Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after fees paid indirectly and excluding
   interest expense ......................................................       0.83%       0.91%      0.90%       0.87%      0.91%
                                                                             =======================================================
Total expenses after fees paid indirectly ................................       2.33%       3.25%      2.39%       1.69%      1.39%
                                                                             =======================================================
Total expenses ...........................................................       2.33%       3.25%      2.39%       1.69%      1.39%
                                                                             =======================================================
Net investment income ....................................................       9.15%       8.36%      8.55%       9.85%     10.72%
                                                                             =======================================================

------------------------------------------------------------------------------------------------------------------------------------
      Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ............................................   $267,698    $313,821   $294,759    $294,218   $291,654
                                                                             =======================================================
Portfolio turnover .......................................................         38%         62%        57%         57%        83%
                                                                             =======================================================
Amount of loan outstanding, end of year (000) ............................   $ 64,700    $126,200   $127,700    $100,600   $100,400
                                                                             =======================================================
Average amount of loan outstanding during the year (000) .................   $ 81,598    $125,974   $101,539    $104,938   $101,764
                                                                             =======================================================
Asset coverage, end of year, per $1,000 of loan outstanding ..............   $  5,138    $  3,487   $  3,308    $  3,925   $  3,905
                                                                             =======================================================

(1)   Based on average shares outstanding.

(2) Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

      Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        15

================================================================================

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: The Fund values its corporate bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid price.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Over-the-counter ("OTC") options are valued by an independent pricing service using a mathematical model that incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Forward foreign currency contracts -- The Fund may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).


16        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

      A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

o Credit default swaps -- The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counter-party to make a specific payment should a negative credit event take place. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recorded as gains or losses. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Fund may invest in such loans in the form of participations in loans
("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower.

The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        17

================================================================================
with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., futures) and certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective November 30, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns.

No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended May 31, 2005 through May 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.


18        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is an annual percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended May 31, 2008, the Fund reimbursed the Advisor $5,078, for certain accounting services, which is included in accounting services expenses in the Statement of Operations.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2008 were $136,377,041 and $188,662,485, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $0.10, all of which were initially classified as Common Stock. The Board is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2008 and May 31, 2007 remained constant.

5. Short-Term Borrowings:

On May 16, 2008, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee. These amounts are shown on the Statement of Operations as borrowing costs.

For the year ended May 31, 2008, the daily weighted average interest rate was 5.16%.

6.Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $10,953,804 has been reclassified between paid-in capital in excess of par and accumulated net realized losses and $62,153 has been reclassified between accumulated net realized losses and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carry-forwards, amortization methods on fixed income securities, and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        19

================================================================================

Notes to Financial Statements (concluded)

The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 was as follows:

-----------------------------------------------------------------------------
                                                     5/31/2008     5/31/2007
-----------------------------------------------------------------------------
Distributions paid from:
   Ordinary income ..............................   $26,113,293   $23,238,405
                                                    -------------------------
Total taxable distributions .....................   $26,113,293   $23,238,405
                                                    =========================

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary net income ..........................   $    5,942,988
Undistributed long-term net capital gains ..................               --
                                                               --------------
Total undistributed net earnings ...........................        5,942,988
Capital loss carryforward ..................................     (143,979,525)*
Net unrealized losses ......................................      (34,109,839)**
                                                               --------------
Total accumulated net losses ...............................   $ (172,146,376)
                                                               ==============

 * As of May 31, 2008, the Fund had a capital loss carryforward of $143,979,525, of which $25,513,921 expires in 2009, $33,478,307 expires in
      2010, $77,885,783 expires in 2011, $6,647,369 expires in 2012 and $454,145 expires in 2016. This amount will be available to offset future realized capital gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements and other book/tax temporary differences.

7. Subsequent Event:

The Fund paid a net investment income dividend in the amount of $0.061000 per share on June 30, 2008 to shareholders of record on June 16, 2008.


20        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Corporate High Yield Fund, Inc. (the "Fund") as of May 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc. as of May 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 28, 2008

--------------------------------------------------------------------------------
Important Tax Information (Unaudited)
--------------------------------------------------------------------------------

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Corporate High Yield Fund, Inc. for the fiscal year ended May 31, 2008:

--------------------------------------------------------------------------------
               Interest-Related Dividends for Non-U.S. Residents
--------------------------------------------------------------------------------
Month(s) Paid:   June 2007 - July 2007 ...............................   86.37%*
                 August 2007 .........................................   86.31%*
                 September 2007 - January 2008 .......................   85.24%*
                 February 2008 - May 2008 ............................   87.39%*
--------------------------------------------------------------------------------

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        21

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of the BlackRock Corporate High Yield Fund, Inc. (the "Fund") met in April and May 2008 to consider approving the continuation of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Financial Management Inc. (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of the Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, secondary market support services, oversight of fund accounting, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of equity brokerage commissions and execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, an independent third party, with the management fees of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies;
(e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of the Fund, including comparisons of the Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and (i) the Fund's performance for the past one-, three- and five-year periods, when applicable, as well as the Fund's performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees (including the related benefits to BlackRock of "soft dollars") and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory


22        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

contracts, the requirements of the 1940 Act in such matters, an adviser's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meeting on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

I. Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative or non-investment advisory services provided to the Fund. In this regard, the Advisors and their affiliates provided the Fund with such administrative, transfer agency, shareholder and other services, as applicable (exclusive of, and in addition to, any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Fund websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund's historic performance and the Fund's performance compared to its Peers. More specifically, the Fund's one-, three- and five-year total returns (when applicable) were evaluated relative to its respective Peers (including the Peers' median performance).

The Board reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the Board's request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that in general the Fund performed better than its Peers in that its performance was at or above the median in at least two for the one-, three- and five-year periods reported.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund's current management fee structure and the Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of its applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        23

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided to the closed-end investment companies managed by the Advisors to the management fees charged by the Advisors to other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisors with respect to closed-end funds compared to separately managed accounts and open-end funds in general and the reasons for such differences.

In connection with the Board's consideration of the fee and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund's Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive that are attributable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund's Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structures, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their respective fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.


24        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund's shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

II. Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that the Fund's fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        25

================================================================================

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: (800) 426-5523.


26        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Officers and Directors

                                                                                                Number of
                                                                                                BlackRock-
                           Position(s)    Length of                                             Advised Funds
Name, Address              Held with      Time Served      Principal Occupation(s)              and Portfolios
and Year of Birth          Fund           as a Director(2) During Past Five Years               Overseen        Public Directorships
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Chairman of    Since 2007       Trustee, Aircraft Finance Trust      113 Funds       Arch Chemical
40 East 52nd Street        the Board                       since 1999; Director, The Guardian   110 Portfolios  (chemical and
New York, NY 10022         and Director                    Life Insurance Company of America                    allied products)
1946                                                       since 1998; Chairman and Trustee,
                                                           Educational Testing Service since
                                                           1997; Director, The Fremont Group
                                                           since 1996; Formerly President and
                                                           Chief Executive Officer of The
                                                           Conference Board, Inc. (global
                                                           business research organization)
                                                           from 1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Vice Chair of  Since 2007       Partner of Robards & Company, LLC    112 Funds       AtriCure, Inc.
40 East 52nd Street        the Board,                      (financial advisory firm) since      109 Portfolios  (medical
New York, NY 10022         Chair of                        1987; Co-founder and Director of                     devices); Care
1950                       the Audit                       the Cooke Center for Learning and                    Investment Trust,
                           Committee                       Development (a not-for-profit                        Inc.(health
                           and Director                    organization) since 1987; Formerly                   care REIT)
                                                           Director of Enable Medical Corp.
                                                           from 1996 to 2005; Formerly an
                                                           investment banker at Morgan Stanley
                                                           from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director       Since 2007       Chairman and Chief Executive         112 Funds       None
40 East 52nd Street                                        Officer, Arch Street Management,     109 Portfolios
New York, NY 10022                                         LLC (Beckwith Family Foundation)
1945                                                       and various Beckwith property
                                                           companies since 2005; Chairman of
                                                           the Board of Directors, University
                                                           of Pittsburgh Medical Center since
                                                           2002; Board of Directors, Shady
                                                           Side Hospital Foundation since
                                                           1977; Board of Directors, Beckwith
                                                           Institute for Innovation In Patient
                                                           Care since 1991; Member, Advisory
                                                           Council on Biology and Medicine,
                                                           Brown University since 2002;
                                                           Trustee, Claude Worthington Benedum
                                                           Foundation (charitable foundation)
                                                           since 1989; Board of Trustees,
                                                           Chatham College since 1981; Board
                                                           of Trustees, University of
                                                           Pittsburgh since 2002; Emeritus
                                                           Trustee, Shady Side Academy since
                                                           1977; Formerly Chairman and
                                                           Manager, Penn West Industrial
                                                           Trucks LLC (sales, rental and
                                                           servicing of material handling
                                                           equipment) from 2005 to 2007;
                                                           Formerly Chairman, President and
                                                           Chief Executive Officer, Beckwith
                                                           Machinery Company (sales, rental
                                                           and servicing of construction and
                                                           equipment) from 1985 to 2005;
                                                           Formerly Board of Directors,
                                                           National Retail Properties (REIT)
                                                           from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director and   Since 2007       Consultant/Investor since 1988.      113 Funds       None
40 East 52nd Street        Member of                                                            110 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director and   Since 2007       Consultant/Editor of The Journal of  113 Funds       None
40 East 52nd Street        Member of                       Portfolio Management since 2006;     110 Portfolios
New York, NY 10022         the Audit                       Professor in the Practice of
1948                       Committee                       Finance and Becton Fellow, Yale
                                                           University, School of Management,
                                                           since 2006; Formerly Adjunct
                                                           Professor of Finance and Becton
                                                           Fellow, Yale University from 1994
                                                           to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director       Since 2007       President of Economics Studies,      113 Funds       The McClatchy
40 East 52nd Street                                        Inc. (private economic consulting    110 Portfolios  Company
New York, NY 10022                                         firm) since 1987; Chair, Board of                    (publishing)
1941                                                       Trustees, McLean Hospital since
                                                           2000; Member of the Corporation of
                                                           Partners Community Healthcare, Inc.
                                                           since 2005; Member of the
                                                           Corporation of Partners HealthCare
                                                           since 1995; Member of the
                                                           Corporation of Sherrill House
                                                           (healthcare) since 1990; Trustee,
                                                           Museum of Fine Arts, Boston since
                                                           1992; Member of the Visiting
                                                           Committee to the Harvard University
                                                           Art Museum since 2003; Trustee, The
                                                           Committee for Economic Development
                                                           (research organization) since
                                                           1990; Member of the Advisory Board
                                                           to the International School of
                                                           Business, Brandeis University since
                                                           2002; Formerly Director of Bell
                                                           South (communications) from 1998 to
                                                           2006; Formerly Director of Ionics
                                                           (water purification) from 1992 to
                                                           2005; Formerly Director of John
                                                           Hancock Financial Services from
                                                           1994 to 2003; Formerly Director of
                                                           Knight Ridder (media) from 1998 to
                                                           2006.
------------------------------------------------------------------------------------------------------------------------------------


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        27

================================================================================

                                                                                                Number of
                                                                                                BlackRock-
                           Position(s)    Length of                                             Advised Funds
Name, Address              Held with      Time Served      Principal Occupation(s)              and Portfolios
and Year of Birth          Fund           as a Director(2) During Past Five Years               Overseen        Public Directorships
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors(1) (concluded)
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director and   Since 2007       Formerly Chief Financial Officer of  112 Funds       None
40 East 52nd Street        Member of                       JPMorgan & Co., Inc. from 1990 to    109 Portfolios
New York, NY 10022         the Audit                       1995.
1939                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director       Since 2007       Trustee, Ursinus College since       112 Funds       BlackRock-Kelso
40 East 52nd Street                                        2000; Director, Troemner LLC         109 Portfolios  Capital Corp.
New York, NY 10022                                         (scientific equipment) since 2000.
1942
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director       Since 2007       Dean of Columbia Business School     113 Funds       ADP (data and
40 East 52nd Street                                        since 2004; Columbia faculty member  110 Portfolios  information
New York, NY 10022                                         since 1988; Formerly Co-Director of                  services);
1958                                                       Columbia Business School's                           KKR Financial
                                                           Entrepreneurship Program from 1997                   Corporation
                                                           to 2004; Visiting Professor at the                   (finance); Duke
                                                           John F. Kennedy School of                            Realty (real
                                                           Government at Harvard University                     estate);
                                                           and the Harvard Business School                      Metropolitan Life
                                                           since 1985 and at the University of                  Insurance Company
                                                           Chicago since 1994; Formerly                         (insurance);
                                                           Chairman of the U.S. Council of                      Information
                                                           Economic Advisers under the                          Services Group
                                                           President of the United States from                  (media/technology)
                                                           2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director and   Since 2007       Mizuho Financial Group Professor of  112 Funds       None
40 East 52nd Street        Member of                       Finance, Harvard Business School;    109 Portfolios
New York, NY 10022         the Audit                       Deputy Dean for Academic Affairs
1951                       Committee                       since 2006; Unit Head, Finance,
                                                           Harvard Business School from 2005
                                                           to 2006; Senior Associate Dean and
                                                           Chairman of the MBA Program of
                                                           Harvard Business School from 1999
                                                           to 2005; Member of the faculty of
                                                           Harvard Business School since 1981;
                                                           Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director and   Since 1998       Formerly Principal of STI            112 Funds       None
40 East 52nd Street        Member of                       Management LLC (investment adviser)  109 Portfolios
New York, NY 10022         the Audit                       from 1994 to 2005.
1936                       Committee

                           ---------------------------------------------------------------------------------------------------------
                           (1)   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                           (2)   Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
                                 Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
                                 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and
                                 Robert S. Salomon, Jr. since 1996.


28        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Officers and Directors (concluded)

                                                                                                Number of
                                                                                                BlackRock-
                           Position(s)    Length of                                             Advised Funds
Name, Address              Held with      Time Served      Principal Occupation(s)              and Portfolios
and Year of Birth          Fund           as a Director    During Past Five Years               Overseen        Public Directorships
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director       Since 2007       Managing Director, BlackRock, Inc.   185 Funds        None
40 East 52nd Street                                        since 2005; Formerly Chief           295 Portfolios
New York, NY 10022                                         Executive Officer, State Street
1945                                                       Research & Management Company from
                                                           2000 to 2005; Formerly Chairman of
                                                           the Board of Trustees, State Street
                                                           Research Mutual Funds from 2000 to
                                                           2005; Formerly Chairman, SSR Realty
                                                           from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director       Since 2007       Consultant, BlackRock, Inc. since    184 Funds        None
40 East 52nd Street                                        2007; Formerly Managing Director,    294 Portfolios
New York, NY 10022                                         BlackRock, Inc. from 1989 to 2007;
1947                                                       Formerly Chief Administrative
                                                           Officer, BlackRock Advisors, LLC
                                                           from 1998 to 2007; Formerly
                                                           President of BlackRock Funds and
                                                           BlackRock Bond Allocation Target
                                                           Shares from 2005 to 2007; Formerly
                                                           Treasurer of certain closed-end
                                                           Funds in the BlackRock fund complex
                                                           from 1989 to 2006.

                           ---------------------------------------------------------------------------------------------------------
                           (1)   Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)    Length of
Name, Address              Held with      Time
and Year of Birth          Fund           Served           Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers(2)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund           Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street        President                       Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022         and Chief                       Asset Management, L.P. ("FAM") in 2006; First Vice President thereof from
1960                       Executive                       1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President
                           Officer                         thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice           Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street        President                       of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                         Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
1962                                                       and from 1988 to 2000, most recently as First Vice President and
                                                           Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief          Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                       President and Line of Business Head of Fund Accounting and Administration
New York, NY 10022         Officer                         at PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer      Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                        Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                         2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief          Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street        Compliance                      Anti-Money Laundering Officer of the Funds since 2007; Managing Director
New York, NY 10022         Officer of                      and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior
1959                       the Fund                        Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of
                                                           The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary      Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                        BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman
New York, NY 10022                                         Sachs Asset Management, L.P. from 1993 to 2006.
1965

                           ---------------------------------------------------------------------------------------------------------
                           (2)   Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------
Custodian
JPMorgan Chase Bank, N.A.
Brooklyn, NY 11245

Transfer Agent
Computershare Trust
Company N.A.
Providence, RI 09240

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        29

================================================================================

Additional Information

--------------------------------------------------------------------------------
Fund Certification
--------------------------------------------------------------------------------
The Fund listed for trading on the New York Stock Exchange ("NYSE") has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the Securities and Exchange Commission ("SEC") the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

--------------------------------------------------------------------------------
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

--------------------------------------------------------------------------------
Electronic Delivery
--------------------------------------------------------------------------------
Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund's investment objective or policies or to the Fund's charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.


30        BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008

================================================================================

Additional Information (concluded)

--------------------------------------------------------------------------------
BlackRock Privacy Principles
--------------------------------------------------------------------------------
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------
Proxy Voting Policy
--------------------------------------------------------------------------------
The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.


          BLACKROCK CORPORATE HIGH YIELD FUND, INC.       MAY 31, 2008        31

GO
[PAPERLESS LOGO]
      It's  Fast, Convenient, & Timely!

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock, which creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock Corporate High Yield Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #16718-5/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007)
           James T. Flynn (term began effective November 1, 2007)
           Joe Grills (term ended effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007)
           Karen P. Robards (term began effective November 1, 2007)
           Robert S. Salomon, Jr.

           The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services

--------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees      (b) Audit-Related Fees(1)    (c) Tax Fees(2)      (d) All Other Fees(3)
--------------------------------------------------------------------------------------------------------------------
    Entity Name       Current      Previous     Current     Previous    Current     Previous    Current     Previous
                       Fiscal       Fiscal       Fiscal      Fiscal      Fiscal      Fiscal      Fiscal      Fiscal
                      Year End     Year End     Year End    Year End    Year End    Year End    Year End    Year End
--------------------------------------------------------------------------------------------------------------------
BlackRock Corporate
High Yield Fund,       $41,000      $38,850        $0        $8,000      $6,100      $6,100      $1,049        $0
Inc.
--------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

           (e)(2) None of the services described in each of Items 4(b) through
           (d) were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

             -------------------------------------------------------------------
                     Entity Name           Current Fiscal       Previous Fiscal
                                             Year End              Year End
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             BlackRock Corporate High          $294,649           $2,993,417
             Yield Fund, Inc.
             -------------------------------------------------------------------

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha (term ended effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
           Frank J. Fabozzi (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
           W. Carl Kester (term began effective November 1, 2007) Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr.

Item 6 -   Investments
           (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
           (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit 99.PROXYPOL.

           Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2008.

           (a)(1) BlackRock Corporate High Yield Fund, Inc. is managed by a team of investment professionals comprised of Jeff Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director at BlackRock and James E. Keenan, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Messrs.

           Booth and Keenan are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Gary is also a member of the Fund's management team. Mr. Gary has been a member of the Fund's management team since 2006 and Mr. Keenan has been the Fund's portfolio manager since 2006 and Mr. Booth has been the Fund's portfolio manager since 2007.

           Jeff Gary is the head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

           Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers ("MLIM") in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

           James Keenan is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

           (a)(2)As of May 31, 2008:

           -----------------------------------------------------------------------------------------------------------------------
                                                                                        (iii) Number of Other Accounts and
                                 (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                                     and Assets by Account Type                                  Performance-Based
           -----------------------------------------------------------------------------------------------------------------------
                                 Other                                               Other
             (i) Name of      Registered       Other Pooled                       Registered      Other Pooled
              Portfolio       Investment        Investment          Other         Investment       Investment          Other
               Manager        Companies          Vehicles          Accounts       Companies         Vehicles          Accounts
           -----------------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           Jeff Gary              14                8                 14              0                 4                6
           -----------------------------------------------------------------------------------------------------------------------
                            $6.99 Billion     $2.77 Billion     $6.45 Billion        $0          $1.75 Billion    $847.9 Million
           -----------------------------------------------------------------------------------------------------------------------
           Kevin Booth            24                10                8               0                 4                3
           -----------------------------------------------------------------------------------------------------------------------
                            $10.6 Billion      $4.6 Billion     $2.04 Billion        $0          $2.5 Billion      $433 Million
           -----------------------------------------------------------------------------------------------------------------------
           James Keenan           18                9                 50              0                 4                5
           -----------------------------------------------------------------------------------------------------------------------
                            $8.11 Billion     $4.13 Billion     $8.01 Billion        $0          $2.98 Billion    $659.7 Million
           -----------------------------------------------------------------------------------------------------------------------

           (iv) Potential Material Conflicts of Interest

           BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this regard, it should be noted that each portfolio manager currently manages certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of May 31, 2008:

           Portfolio Manager Compensation Overview

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

           Discretionary Incentive Compensation
           Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

           -------------------------------------------------------------------------------------------------------------------
           Portfolio Manager            Benchmarks Applicable to Each Manager
           -------------------------------------------------------------------------------------------------------------------
           Kevin  Booth                A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High
                                       Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
           -------------------------------------------------------------------------------------------------------------------
           Jeffrey Gary                A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High
                                       Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
           -------------------------------------------------------------------------------------------------------------------
           James Keenan                A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High
                                       Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
           -------------------------------------------------------------------------------------------------------------------

           BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

           Distribution of Discretionary Incentive Compensation
           Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods.

                     Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

                     Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

           Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                     Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           (a)(4) Beneficial Ownership of Securities. As of May 31, 2008, neither of Messrs. Gary or Keenan beneficially owned any stock issued by the Fund. As of May 31, 2008, Mr. Booth beneficially owned stock issued by the Fund in the range of $50,001-$100,000.

Item 9 -   Purchases of Equity Securities by Closed-End Management
           Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           BlackRock Corporate High Yield Fund, Inc.

           By:    /s/ Donald C. Burke
                  -------------------------------
                  Donald C. Burke
                  Chief Executive Officer of
                  BlackRock Corporate High Yield Fund, Inc.

           Date: July 18, 2008

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By:    /s/ Donald C. Burke
                  -------------------------------
                  Donald C. Burke
                  Chief Executive Officer (principal executive officer) of BlackRock Corporate High Yield Fund, Inc.

           Date: July 18, 2008

           By:    /s/ Neal J. Andrews
                  -------------------------------
                  Neal J. Andrews
                  Chief Financial Officer (principal financial officer) of BlackRock Corporate High Yield Fund, Inc.

           Date: July 18, 2008